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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY




                              AMENDMENT AND WAIVER


            AMENDMENT AND WAIVER dated as of February 16, 2001 (this "AMENDMENT AND WAIVER"), to Credit Agreement dated as of December 12, 1996 (as such agreement has been amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"), each among U.S. INDUSTRIES, INC. (formerly known as USI, Inc.), a Delaware corporation ("USI"), USI GLOBAL CORP., a Delaware corporation ("USI GLOBAL"), USI AMERICAN HOLDINGS, INC., a Delaware corporation ("USI AMERICAN"; USI, USI Global and USI American are each referred to herein, individually, as a "BORROWER", and, collectively, as the "BORROWERS"), USI ATLANTIC CORP. (formerly known as U.S. Industries, Inc.), a Delaware corporation ("USI ATLANTIC"; USI and USI Atlantic are each individually referred to herein as a "GUARANTOR PARTY", and collectively, as the "GUARANTOR PARTIES"), the several banks, financial institutions and other institutional lenders party to the Credit Agreement and this Amendment and Waiver, BANC OF AMERICA SECURITIES LLC, (formerly known as BA Securities, Inc.), as Arranger, and BANK OF AMERICA, N.A., (formerly known as Bank of America National Trust and Savings Association), as administrative agent for the Banks party to the Credit Agreement (in such capacity, the "AGENT"), and as Issuing Bank and Swing Line Bank. Capitalized terms used without definition in this Amendment and Waiver shall have the respective meanings provided in the Credit Agreement.


                              W I T N E S S E T H:

            WHEREAS, the Borrowers have notified the Agent and the Banks that the Borrowers are not in compliance with the requirements of the Consolidated Leverage Ratio covenant under Section 8.10(a) of the Credit Agreement, and have requested that the Banks waive the requirements of said Section and any Event of Default arising by reason of such non-compliance;

            WHEREAS, the Borrowers have requested that the Banks amend the financial covenants in Section 8.10 of the Credit Agreement and amend the definition of the term Net Interest Expense in Section 1.01 of the Credit Agreement, in each case, as hereinafter set forth; and

            WHEREAS, the Majority Banks are, in consideration of the amendments to Sections 2.12(a) and 2.13(a)(i) of the Credit Agreement and the covenants of the Borrowers set forth in Sections 5, 6 and 7 of this Amendment and Waiver, willing to grant the request of the Borrowers as hereinafter set forth;

            NOW, THEREFORE, the parties agree as follows:

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            SECTION 1. WAIVER. The requirements of Section 8.10(a) of the Credit
Agreement as in effect prior to the date this Amendment and Waiver becomes effective and any Event of Default arising by reason of the Borrowers' failure to comply with said Section as then in effect are, effective as of December 30, 2000, and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, hereby waived for all purposes of the Credit Agreement for the period prior to the date this Amendment and Waiver becomes effective as set forth in Section 3 hereof.

            SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of December 30, 2000, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended, as follows:

            (a) DEFINITIONS; LOAN DOCUMENTS; NET INTEREST EXPENSE. The definitions of the terms Loan Documents and Net Interest Expense in
      Section 1.01 of the Credit Agreement are deleted and replaced in their entirety by the following new definitions for such terms:

            ""LOAN DOCUMENTS" means this Agreement (including the guaranty set forth in Article X) and all other agreements, instruments, certificates, Security Instruments or other documents evidencing the Loans, Letter of Credit Borrowings or the other obligations of Old USI or any Borrower hereunder or granting, evidencing or otherwise relating to any Lien granted by Old USI, any Borrower or any of their Subsidiaries to secure any such obligation."

            ""NET INTEREST EXPENSE" means, for any Measurement Period:

                  (a) the aggregate amount of interest expense of New USI and its consolidated Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP:

            less

                  (b) the sum for such period of:

                        (i) the aggregate interest income of New USI and its
                  consolidated Subsidiaries, as determined in accordance with GAAP (other than any interest accrued on any of those certain 12-1/2% senior notes due 2007 issued by Strategic Finance Company which is included in such aggregate interest income for any period during which such notes are not in default); and

                        (ii) the amortization of all fees (including, other than
                  in connection with a calculation of the Consolidated Leverage Ratio, upfront costs and expenses under Interest Rate Protection Agreements fairly allocated to such Interest Rate Protection Agreements as expenses for such period) payable in connection with the incurrence of Indebtedness to the extent included in interest expense.";

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            (b) INTEREST. Section 2.12(a) and (b) of the Credit Agreement are
      deleted and replaced in their entirety by the following new Sections 2.12(a) and (b):

                        "2.12 INTEREST. (a) Except as provided in PARAGRAPHS (C)
                  or (G) below, each Loan shall bear interest on the outstanding principal amount thereof from the Borrowing Date applicable thereto until it becomes due at a rate per annum equal to the Base Rate, IBOR or LIBOR, as the case may be, plus 1.75%.

                         (b) [Intentionally Deleted.]";

            (c) FEES. Section 2.13(a)(i) of the Credit Agreement is deleted and replaced in its entirety by the following new Section 2.13(a)(i):

                        "2.13 FEES.  In addition to fees described in SECTION
                  3.08:

                        (a) FACILITY FEES. (i) The Borrowers shall pay to the
                  Agent for the account of each Bank a facility fee on the average of such Bank's Commitment, regardless of the utilization thereof, computed on a quarterly basis in arrears on each Interest Payment Date for Base Rate Committed Loans based upon the average daily amount of such Bank's Commitment for the previous three month period as calculated by the Agent and payable on such date, equal to 0.50% per annum.";

            (d) LIENS. Section 8.01(a) of the Credit Agreement is deleted and replaced in its entirety by the following new Section 8.01(a):

                        "(a) Liens which were granted prior to the date hereof
                  securing Indebtedness or other obligations having an aggregate principal or face amount not exceeding $5,000,000, and refinancings, renewals and extensions thereof to the extent not encumbering additional property; and Liens granted by the Borrowers and their Subsidiaries from time to time pursuant to any of the Loan Documents in favor of the Banks and the Agent (and any other holders of Indebtedness of any Borrower or any Guarantor Party which may be ratably secured by any such Loan Document);";

            (e) FINANCIAL COVENANTS. Section 8.10 of the Credit Agreement is deleted and replaced in its entirety by the following new Section 8.10:

                  "8.10 FINANCIAL COVENANTS.

                        (a) CONSOLIDATED LEVERAGE RATIO. New USI shall not
                  permit its Consolidated Leverage Ratio as determined for any Measurement Period to be greater than (i) 4.00:1, for the Measurement Period ending December 31, 2000, (ii) 4.25:1, for the Measurement Period ending March 31, 2001, (iii) 4.00:1, for the Measurement Period ending June 30, 2001, and (iv) 3.75:1, for the Measurement Period ending September 30, 2001.


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                        (b) MAXIMUM TOTAL FUNDED DEBT. New USI will not
                  permit its ratio of Total Funded Debt to Capital to exceed 0.65:1.00."; and

            (f) AMENDMENTS AND WAIVERS. Section 12.01(a) of the Credit Agreement is amended by deleting the word "or" at the end of clause (v) thereof and adding the following new clause (vii) immediately following clause (vi) thereof:

                  "or (vii) release all or substantially all of the Collateral (as defined in the Loan Documents), except as specifically permitted by the Loan Documents;".

            SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment and Waiver shall become effective as of December 30, 2000, when, and only when, the Agent shall have received, the following (the date of such receipt is sometimes referred to herein as the "EFFECTIVE DATE"), each in form and substance satisfactory to the Agent:

            (a) AMENDMENT AND WAIVER. counterparts of this Amendment and Waiver duly executed by each of the Borrowers, USI Atlantic, and the Majority Banks or, as to any such Bank, advice satisfactory to the Agent that such Bank has executed this Amendment and Waiver;

            (b) AMENDMENT AND WAIVER TO 364-DAY CREDIT AGREEMENT. a waiver of
      Section 7.10 of that certain Credit Agreement dated as of October 27, 2000 (the "364-DAY AGREEMENT"), among the Borrowers, USI Atlantic and Bank of America, N.A., as a bank thereunder, and as administrative agent for itself and the other banks thereunder, similar to the waiver in Section 1 of this Amendment and Waiver and an amendment to the 364-Day Agreement amending the definitions of the terms Loan Documents and Net Interest Expense under Section 1.01 thereof, and Sections 2.10(a) and (b), 2.11(a), 7.01(a) and 7.10 thereof on terms substantially similar to the amendments in Section 2 of this Amendment and Waiver, each duly executed by each Borrower, USI Atlantic, and Bank of America, N.A.; and each of the other conditions precedent to the effective date thereunder shall have been satisfied;

            (c) SECRETARY'S CERTIFICATE; CHARTER; BY-LAWS; RESOLUTIONS; INCUMBENCY. certificates of the secretary or assistant secretary of each of the Borrowers and USI Atlantic (each Borrower and USI Atlantic are sometimes referred to herein as an "OBLIGOR") dated the Effective Date (the statements made in each certificate shall be true as of such date), certifying as to (and attaching, as applicable):

                  (i) a true and correct copy of the charter of such Obligor, and each amendment thereto; that such charter, as so amended, has not been further amended, supplemented or otherwise modified; that such Obligor has been duly incorporated and is in good standing and validly existing as a corporation organized under the laws of the jurisdiction of its incorporation; and that no proceedings for the dissolution or liquidation of such Obligor have been commenced or are continuing;


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                  (ii) a true and correct copy of the by-laws of such Obligor and each amendment thereto; and that such by-laws, as so amended, have not been further amended, supplemented or otherwise modified;

                  (iii) copies of the resolutions of the board of directors of such Obligor approving and authorizing the execution, delivery and performance by such Obligor of this Amendment and Waiver and of each of the other Loan Documents to be delivered by such Obligor hereunder, and the consummation of the transactions contemplated by such Loan Documents to be consummated by such Obligor; and

                  (iv) the names and true signatures of the officers of such
            Obligor authorized to execute, deliver and perform, as applicable, the Loan Documents to which it is, or will be, a party, and all notices, requests and other communications to be delivered by it hereunder or thereunder;

            (d) CERTIFICATE. a certificate signed by a Responsible Officer of USI and each other Obligor, dated as of the Effective Date stating that (and the following statements shall be true and correct in all material respects on and as of the Effective Date):

                  (i) the representations and warranties of each Obligor
            contained in Section 4 of this Amendment and Waiver are true and correct on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (ii) no event has occurred and is continuing that constitutes a Default or Event of Default;

            (e) BRING-DOWN CERTIFICATES. a good standing certificate for each Obligor from the Secretary of State (or similar office) of its state of incorporation, dated a date not earlier than five Business Days prior to the Effective Date;

            (f) AMENDMENT FEE. payment to the Agent for the account of each Bank which has delivered to the Agent a counterpart of this Amendment and Waiver duly executed by such Bank of a fee equal to 0.075% of the Commitment of such Bank; and

            (g) PAYMENT OF FEES AND EXPENSES. evidence that all fees and reasonable costs and expenses (including Attorney Costs) payable by the Borrowers to Bank of America, N.A. and Banc of America Securities LLC on or before the Effective Date have been paid.

            This Amendment and Waiver is subject to the provisions of Section
12.01 of the Credit Agreement.


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            SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The
Borrowers represent and warrant as follows, on and as of the Effective Date hereof after giving effect to this Amendment and Waiver:

            (a) the execution and delivery by each Obligor of this Amendment and Waiver and the performance by such Obligor of its obligations hereunder have been authorized by all necessary corporate actions, and do not and will not:

                  (i) contravene the terms of such Obligor's charter or by-laws;

                  (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (except as contemplated by Sections 5, 6 and 7 of this Amendment and Waiver), any document, evidencing any material Contractual Obligation to which such Obligor or any of its Subsidiaries is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

                  (iii) violate any Requirement of Law;

            (b) the representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date; and

            (c) no event has occurred and is continuing that constitutes a Default or Event of Default.

            SECTION 5. POST-EFFECTIVE DATE DELIVERIES. Promptly, and in any case on or prior to April 30, 2001 (the "PERFECTION DATE"), each Obligor shall, and shall cause each of its Subsidiaries which is organized under the laws of any state of the United States of America (such Subsidiaries, together with any such Subsidiaries which are organized or acquired after the Perfection Date, are sometimes referred to herein as "SUBSIDIARY PLEDGORS"), to deliver to the Agent:

            (a) COLLATERAL TRUST AGREEMENT. a collateral trust agreement in substantially the form delivered by the Agent to the Borrowers prior to the Effective Date, with such changes thereto as the Borrowers may request and the Agent may agree, in its sole discretion (the "COLLATERAL TRUST AGREEMENT"), executed by Wilmington Trust Company or such other trust company as the Borrowers and the Agent may agree, as collateral trustee for the Banks and the Agent and certain other holders of senior Indebtedness of the Obligors (the "COLLATERAL TRUSTEE"), each Obligor and each Subsidiary Pledgor, together with a copy of each agreement and certificate delivered to the Collateral Trustee by the Borrowers pursuant to the terms of the Collateral Trust Agreement (which shall include, without limitation, copies of the 364-Day Agreement, the Senior Notes Documents, the 7-1/8% Notes Documents (as defined in the 364-Day Agreement), and each other document evidencing the Indebtedness of the Borrowers to any such holders which is ratably secured thereunder, in each case, as amended, supplemented or otherwise in effect on the Perfection Date);


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            (b) PLEDGE AND SECURITY AGREEMENT. a pledge and security agreement in substantially the form delivered by the Agent to the Borrowers prior to the Effective Date, with such changes thereto as the Borrowers may request and the Agent may agree, in its sole discretion (the "PLEDGE AND SECURITY AGREEMENT"), executed by each Obligor and each Subsidiary Pledgor, together with (i) a receipt executed by the Collateral Trustee acknowledging receipt of certificates representing 100% of the outstanding capital stock of any Obligor and any Subsidiary Pledgor owned by each Obligor and each Subsidiary Pledgor and 65% of the outstanding capital stock of any other Subsidiary owned by such Obligor or such Subsidiary Pledgor, each accompanied by undated stock powers executed in blank, and
      (ii) duly executed financing statements in form for filing under the uniform commercial code of all jurisdictions that the Agent may reasonably deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Pledge and Security Agreement covering the Collateral owned by each Obligor and each Subsidiary Pledgor on the Effective Date;

            (c) LIEN SEARCHES. lien search reports with respect to each Obligor and each Subsidiary Pledgor in the applicable records of the jurisdiction where such Person is organized, the jurisdiction where such Person maintains its chief executive office, each other jurisdiction where such Person maintains any material item or items of the Collateral, and each Governmental Authority referred to in SUBSECTION (d) below, which reports shall identify all effective financing statements, tax liens, judgments and other Liens of record filed against such Person in any such jurisdiction, together with (i) copies of each such filing, and (ii) evidence satisfactory to the Agent that any such filing which is not permitted under the Credit Agreement has been released of record by the filing of appropriate release documentation with any applicable Governmental Authority;

            (d) INTELLECTUAL PROPERTY. an intellectual property security agreement, in substantially the form delivered by the Agent to the Borrowers prior to the Effective Date, with such changes thereto as the Borrowers may request and the Agent may agree, in its sole discretion, duly executed by each Obligor and each Subsidiary Pledgor, together with evidence reasonably satisfactory to the Agent that all filings with any Governmental Authority that the Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created thereunder in the Collateral which is not Immaterial IP Collateral (as defined in the Pledge and Security Agreement) have been made;

            (e) LIEN PERFECTION. evidence reasonably satisfactory to the Agent that all other actions that the Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Pledge and Security Agreement, but excluding, however, until such time as such action may be required pursuant to
      Section 6 of this Amendment and Waiver, (i) any such action as may be necessary to perfect such lien in any motor vehicles or any other item of Collateral as to which the Agent has determined that the cost and expense of perfecting and maintaining such Lien with respect to such item of Collateral is disproportionately high relative to the estimated fair market value of such item of Collateral (determined based on good faith estimates of such value provided by USI) and (ii) the execution and delivery of any control agreements with respect to any bank accounts or security accounts;


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            (f) SECRETARY'S CERTIFICATE; CHARTER; BY-LAWS; RESOLUTIONS;
      INCUMBENCY. certificates of the secretary or assistant secretary of each Subsidiary Pledgor dated the Perfection Date (the statements made in each certificate shall be true as of such date), certifying as to (and attaching, as applicable):

                  (i) a true and correct copy of the charter of such Subsidiary
            Pledgor, and each amendment thereto; that such charter, as so amended, has not been further amended, supplemented or otherwise modified; that such Subsidiary Pledgor has been duly incorporated and is in good standing and validly existing as a corporation organized under the laws of the jurisdiction of its incorporation; and that no proceedings for the dissolution or liquidation of such Subsidiary Pledgor have been commenced or are continuing;

                  (ii) a true and correct copy of the by-laws of such Subsidiary
            Pledgor and each amendment thereto; and that such by-laws, as so amended, have not been further amended, supplemented or otherwise modified;

                  (iii) copies of the resolutions of the board of directors of such Subsidiary Pledgor approving and authorizing the execution, delivery and performance by such Subsidiary Pledgor of each of the Loan Documents to be delivered by such Subsidiary Pledgor hereunder, and the consummation of the transactions contemplated by such Loan Documents to be consummated by such Subsidiary Pledgor; and

                  (iv) the names and true signatures of the officers of such
            Subsidiary Pledgor authorized to execute, deliver and perform, as applicable, the Loan Documents to which it is, or will be, a party, and all notices, requests and other communications to be delivered by it hereunder or thereunder;

            (g) CERTIFICATE. a certificate signed by a Responsible Officer of USI and each other Obligor, dated as of the Perfection Date stating that (and the following statements shall be true and correct in all material respects on and as of the Perfection Date):

                  (i) set forth on a schedule attached to such certificate is a complete and accurate list of all direct and indirect Subsidiaries of USI, showing as of the Perfection Date (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of its capital stock authorized, and the number outstanding, on the date thereof and the percentage of each such class of its capital stock owned (directly or indirectly) by USI or any other Subsidiary of USI and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the Perfection Date; and that, as of the Perfection Date, all of the outstanding capital stock in each such Subsidiary shall have been validly issued, fully paid and non-assessable and owned by USI or the Subsidiary of USI specified on such schedule, free and clear of all Liens, other than the Lien of the Loan Documents;


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                                       9


                  (ii) the representations and warranties of each Obligor
            contained in Section 4 of this Amendment and Waiver and in each Loan Document are true and correct on and as of such date (references in Section 4 of this Amendment and Waiver to the date hereof or to the Effective Date being deemed to be references to the Perfection Date for these purposes), as though made on and as of such date (except to the extent that the representations and warranties in the Credit Agreement expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (iii) no event has occurred and is continuing that constitutes a Default or Event of Default;

            (h) BRING-DOWN CERTIFICATES. a good standing certificate for each Subsidiary Pledgor from the Secretary of State (or similar office) of its state of incorporation, dated a date not earlier than ten Business Days prior to the Perfection Date;

            (i) LEGAL OPINIONS. the following legal opinions:

                  (i) a satisfactory opinion of the general counsel to each of the Obligors and each Subsidiary Pledgor addressed to the Collateral Trustee, the Agent and the Banks, as to such matters as the Agent may reasonably request; and

                  (ii) a satisfactory opinion of Cadwalader, Wickersham & Taft, special New York counsel to the Obligors and the Subsidiary Pledgors, addressed to the Agent, the Collateral Trustee and the Borrowers, as to such matters as the Agent may reasonably request; and

            (j) PAYMENT OF FEES AND EXPENSES. evidence that all fees and reasonable costs and expenses (including Attorney Costs) payable by the Borrowers to Bank's, the Agent and the Collateral Trustee on or before the Perfection Date have been paid.

            SECTION 6. COVENANTS TO GIVE ADDITIONAL SECURITY. (a) Upon the written request of the Agent either (a) following the occurrence and during the continuance of a Default, or (b) at any time that the long-term, unsecured, senior, non-credit enhanced debt rating of USI is equal to or less than BB+ from S&P and Ba1 from Moody's, each Obligor shall, in each case at the Borrowers' expense:

            (i) within 20 days after such request, furnish to the Agent a description of the real properties owned by the Obligors and the Subsidiary Pledgors in detail reasonably satisfactory to the Agent;

            (ii) within 25 days after such request, duly execute and deliver, and cause each Subsidiary Pledgor to duly execute and deliver, to the Collateral Trustee, mortgages, deeds of trust and other Security Instruments, as specified by and in form and substance reasonably satisfactory to the Agent, securing payment of all the Obligations under, and as defined in, the Loan Documents, and constituting Liens on all such properties (other than any such property as to which the Agent has determined that the cost and expense of creating, perfecting and maintaining the Lien of the Loan Documents with respect to such


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      property are disproportionately high relative to the fair market value of such property (determined based on good faith estimates of such value provided by USI));

            (iii) within 45 days after such request, take, and cause each of its Subsidiaries to take, whatever action (including, without limitation, the recording of mortgages and deeds of trust, the filing of Uniform Commercial Code fixture filings, the giving of notices and the endorsement of notices on title documents) may be necessary or reasonably advisable in the opinion of the Agent to vest in the Collateral Trustee (or in any representative of the Collateral Trustee designated by it) valid and subsisting Liens on the properties purported to be subject to such Loan Documents, enforceable against all third parties in accordance with their terms, including without limitation, obtaining landlords', warehousemen's and bailees' waiver and consent agreements with respect to equipment and inventory locations identified pursuant to schedules to be attached to the Pledge and Security Agreement, as such schedule may be supplemented from time to time, and control agreements with respect to bank accounts and securities accounts identified pursuant to schedules to be attached to the Pledge and Security Agreement, as such schedule may be supplemented from time to time (notwithstanding that delivery of any such waiver and consent agreement or control agreement, as the case may be, was not previously required pursuant to Section 5 of this Amendment and Waiver or pursuant to the Pledge and Security Agreement);

            (iv) within 60 days after such request, deliver to the Collateral Trustee, upon the request of the Agent in its sole discretion, a signed copy of a favorable opinion or opinions, addressed to the Agent, the Collateral Trustee and the Banks, of counsel for the Obligors and the Subsidiary Pledgors acceptable to the Agent as to the matters contained in clauses (ii) and (iii) above, as to such mortgages, deeds of trust and other Security Instruments being legal, valid and binding obligations of each Obligor or Subsidiary Pledgor party thereto enforceable in accordance with their terms, as to the matters contained in clause (iii) above, as to such recordings, filings, notices, endorsements and other actions being sufficient to create valid perfected Liens on such properties, and as to such other matters as the Agent may reasonably request;

            (v) as promptly as practicable after such request, deliver, upon the request of the Agent in its sole discretion, to the Collateral Trustee with respect to each parcel of real property owned or held by the entity that is the subject of such request, any title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Agent; and

            (vi) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Agent may deem necessary or reasonably desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such Loan Documents.

            SECTION 7. NEW SUBSIDIARIES. Within 10 days after the formation or acquisition of any new direct or indirect Subsidiary by any Obligor or Subsidiary Pledgor after the Perfection Date, each Obligor shall cause each such Subsidiary which is a Subsidiary Pledgor to duly execute and deliver to the Collateral Trustee a supplement or supplements to the Loan


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Documents, in form and substance satisfactory to the Agent, as may be necessary or advisable to cause such Subsidiary to become a party to the Collateral Trust Agreement, the Pledge and Security Agreement and any other Security Instrument referred to in Section 5 or 6 of this Amendment and Waiver, and to deliver to the Collateral Trustee all stock certificates, certificates and instruments, financing statements and other Security Instruments required to be delivered pursuant to the terms of the Loan Documents.

            SECTION 8. EFFECT ON THE CREDIT AGREEMENT; LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and waived by this Amendment and Waiver.

            (b) The Credit Agreement, as specifically amended and waived by this Amendment and Waiver, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Bank or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents.

            (d) Each of this Amendment and Waiver, the Collateral Trust Agreement, the Pledge and Security Agreement and each other instrument or agreement delivered by an Obligor or any Subsidiary Pledgor pursuant to Sections 5, 6 or 7 of this Amendment and Waiver is, and shall be considered to be, a Loan Document for all purposes of the Credit Agreement. If any representation made by any Borrower, any Guarantor Party or any Subsidiary Pledgor in this Amendment and Waiver or in any such other Loan Document shall prove to be incorrect in any material respect on or as of the date made, or USI, any other Obligor or any Subsidiary Pledgor shall fail to perform or observe any covenant contained in this Amendment and Waiver or in any such other Loan Document, then such act or occurrence shall constitute a Default or an Event of Default, as the case may be, at the time provided in Section 9.01 of the Credit Agreement.

            SECTION 9. CONSENT OF GUARANTOR PARTIES. Each Guarantor Party hereby consents to the Credit Agreement, as amended and waived by this Amendment and Waiver.

            SECTION 10. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

            SECTION 11. GOVERNING LAW. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.



                                      * * *

                                 Signature Page


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    U.S. INDUSTRIES, INC.


                                    By:
                                       ---------------------------------
                                       Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                       Title: Assistant Treasurer


                                    USI GLOBAL CORP.


                                    By:
                                       ---------------------------------
                                       Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                       Title: Assistant Treasurer


                                    USI AMERICAN HOLDINGS, INC.


                                    By:
                                       ---------------------------------
                                       Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                        Title: Assistant Treasurer


                                    USI ATLANTIC CORP.


                                    By:
                                       ---------------------------------
                                    Title: VP & Chief Financial Officer


                                    By:
                                       ---------------------------------
                                    Title: Assistant Treasurer

                                 Signature Page





                                    BANK OF AMERICA, N.A., as Agent,
                                       and as a Bank, as the Issuing Bank,
                                       and as the Swingline Bank


                                    By:
                                       ---------------------------------
                                       Title: Managing Director




                                    BANC OF AMERICA SECURITIES LLC,
                                       as Arranger


                                    By:
                                       ---------------------------------
                                       Title: Managing Director

                                 Signature Page





                                    ------------------------------,
                                       as a Bank


                                    By:
                                       ---------------------------------------
                                       Title: